UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):May 3, 2013

MAMAMANCINI’S HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28629	27-067116
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

25 Branca Road
East Rutherford, NJ 07073

(Address of Principal Executive Offices)

(201) 531-1212

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 3, 2013, MamaMancini’s Holdings, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the quarter ended March 31, 2013, which is also disclosed in Company’s Form 10-Q filed with the Securities and Exchange Commission on May 9, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of this current report on Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press release dated May 3, 2013 “MamaMancini’s Holdings, Inc Reports First Quarter 2013 Results”

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAMAMANCINIS HOLDINGS, INC.

Date: May 9, 2013	By:	/s/ Carl Wolf
Carl Wolf
Chief Executive Officer and
Principal Accounting Officer